Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY (IN WHOLE OR IN PART) IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

For immediate release

12 October 2016

Recommended Acquisition of Fleetmatics Group PLC by Verizon Business International Holdings, B.V., an indirect wholly-owned subsidiary of Verizon Communications Inc.

Announcement in relation to the results of the Court Meeting and Extraordinary General Meeting

On 1 August 2016, Fleetmatics Group PLC (“Fleetmatics”) and Verizon Communications Inc. (“Verizon”) announced that they had reached agreement on the terms of a recommended acquisition of Fleetmatics by Verizon Business International Holdings B.V., an indirect wholly-owned subsidiary of Verizon, by means of a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 (the “Scheme”).

Fleetmatics announces that the resolutions required to approve the Scheme were passed by the requisite majorities at the scheme meeting (the “Court Meeting”) and the related extraordinary general meeting (the “EGM”) held earlier today. A quorum was present at each of the Court Meeting and the EGM.

Please note the following results of the poll taken in respect of each of the resolutions at the Court Meeting and the EGM:

Court Meeting

Resolution: That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be agreed to.

Scheme shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
30,971,342(99.01%)	18,825(0.06%)	289,699(0.92%)

In addition, of the 7 total shareholders of record of Fleetmatics, 4 voted in favour of the resolution and 0 voted against. One shareholder of record voted both for and against the resolution.

EGM

Resolution 1: Special Resolution: Amendment of Memorandum of Association.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
31,197,196(98.99%)	2,014(0.00%)	313,311(0.99%)

Resolution 2: Ordinary Resolution: To Approve the Scheme of Arrangement.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
31,185,431(98.96%)	13,853(0.04%)	313,237(0.99%)

Resolution 3: Special Resolution: Cancellation of Cancellation Shares.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
31,195,697(98.99%)	2,277(0.00%)	314,547(0.99%)

Resolution 4: Ordinary Resolution: Directors’ Authority to Allot Securities and Application of Reserves.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
31,183,448(98.95%)	13,926(0.04%)	315,147(1.00%)

Resolution 5: Special Resolution: Amendment to Articles.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
31,195,459(98.99%)	2,315(0.00%)	314,747(0.99%)

Resolution 6: Ordinary Resolution (non-binding advisory): Approval of “Golden Parachute Compensation”.

Fleetmatics shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
29,063,339(92.22%)	2,106,642(6.68%)	342,540(1.08%)

The completion of the acquisition remains subject to customary closing conditions set out in the proxy statement sent to Fleetmatics shareholders dated 8 September 2016 (the “Proxy”), but is expected to occur in November 2016.

In order for the Scheme to become effective, the sanction of the Scheme by the High Court of Ireland at a hearing is required. It is intended that Fleetmatics will apply as soon as possible to the High Court to fix a date for that hearing.

Fleetmatics will make a further announcement following the hearing to sanction the Scheme to indicate the last day of trading of Fleetmatics shares on the New York Stock Exchange and to provide details regarding the last date by which consideration monies will be despatched by Verizon to Fleetmatics shareholders.

For further information please contact:

Brian Norris

Fleetmatics, VP of Investor Relations

+1 781 577 4657

brian.norris@fleetmatics.com

The directors of Fleetmatics accept responsibility for the all information contained in this announcement. To the best of the knowledge and belief of the directors of Fleetmatics (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any restricted jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the parties to the Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of Fleetmatics, all “‘dealings” in any “relevant securities” of Fleetmatics (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3.30 p.m. (Irish time) on the “business” day following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fleetmatics, they will be deemed to be a single person for the purposes of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of Fleetmatics by Verizon or Verizon Business International Holdings B.V. or by any party acting in concert with either of them, or by any person acting in concert with Fleetmatics, must also be disclosed by no later than 12 noon (Irish time) on the “business” day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

A copy of this announcement will be available on the Fleetmatics website at ir.fleetmatics.com.

Cautionary Statement Regarding Forward-Looking Statements

This information contained in this document contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include estimated or anticipated future results, or other non-historical facts concerning Fleetmatics and its subsidiaries. Forward-looking statements also include those preceded or followed by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. For those statements, Fleetmatics claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Various factors could adversely affect our operations, business or financial results in the future and cause our actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in Fleetmatics’ filings with the Securities and Exchange Commission (“SEC”), including those discussed in Fleetmatics’ Annual Report on Form 10-K for the year ended December 31, 2015 and Amendment No. 1 thereto under the heading “Risk Factors,” as updated from time to time by Fleetmatics’ Quarterly Reports on Form 10-Q and other documents of Fleetmatics on file with the SEC or in the proxy statement to Fleetmatics Shareholders dated September 8, 2016 setting out the terms of the Scheme. There may be additional risks that neither Fleetmatics nor Verizon presently know or that Fleetmatics and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Fleetmatics’ and Verizon’s expectations, plans or forecasts of future events and views as of the date of this report. Fleetmatics and Verizon anticipate that subsequent events and developments will cause Fleetmatics’ and Verizon’s assessments to change. However, while Fleetmatics and Verizon may elect to update these forward-looking statements at some point in the future, Fleetmatics and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Fleetmatics’ and Verizon’s assessments as of any date subsequent to the date of this report.